UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023 (September 29, 2023)

Cardiff Lexington Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Bel Air Drive, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

(844) 628-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Revolving Purchase and Security Agreement

On September 29, 2023 Cardiff Lexington Corporation (the “Company”) entered into a Revolving Purchase and Security Agreement (the “Agreement”) with Nova Ortho and Spine, PLLC, a Florida professional limited liability company and the Company’s wholly-owned subsidiary (“Nova”; the Company and Nova are referred to individually as “Seller” and collectively as, “Sellers”), and DML HC Series, LLC Series 308, a Texas limited liability company (the “Purchaser”) for a facility under which Purchaser will, from time to time, buy approved pools of accounts receivables from the Seller with an initial advance of not less than $500,000 and a maximum advance amount of $4,500,000. The Agreement provides the Purchaser’s obligation to advance being subject to its satisfaction of the following conditions in its sole discretion: (i) the aggregate principal amount advanced shall not exceed the then current Availability (as defined in the Agreement) as determined by Purchaser; and (ii) in no event shall any advance or advances attributable to any pool of accounts receivable exceed the advance rate multiplied by the face amount of such pool of accounts receivable. In connection with the purchase of approved pools of accounts receivables, the Seller is obligated to pay to Purchaser certain fees, including a closing fee in the amount of 2% of the maximum advance amount, discount fee in the amount of 2.25% multiplied by the face amount of each pool of purchased account receivables, minimum monthly discount fee in the amount of $3,000, subordinate lien fee in the amount of 5% of the maximum advance amount and certain other fees, expenses, and charges.

Sellers agreed to sell, transfer, assign and otherwise convey to Purchaser as a sale all rights, title and interests of Sellers in and to each pool of accounts receivable accepted by Purchaser for purchase under the Agreement, together with all related rights (but not obligations) of Sellers with respect thereto, including all contract rights, guarantees, letters of credit, liens in favor of Sellers, insurance and other agreements and arrangements of whatever character from time to time supporting or securing payment of all accounts and all right, title and interest of Sellers in any related goods, including Seller’s rights and remedies under Article 2, Part 7 of the UCC.

The Agreement contains customary events of default, including, among others: (a) Seller’s failure to pay any one or more obligations or perform any provision of the Agreement or any other agreement entered into with Purchaser; or any covenant, warranty or representation contained proven to be false in any way; (b) termination, unenforceability or withdrawal of any guaranty or validity guaranty for the Seller’s obligations to Purchaser, or Seller’s failure to perform any of its obligations under such a guaranty or validity guaranty; (c) Seller permits or grants a lien (except permitted liens as set forth in the Agreement) on any of the collateral; (d) suspension of the operation of any Seller’s present business; (e) entry of any judgment against Seller or creation, assertion, or filing of any judgment or tax lien against the Seller’s property, in each case which remains undischarged for 10 days after such entry or filing; (f) transfer of a substantial part (determined by market value) of the Seller’s property; (g) the sale, transfer or exchange of any equity of Nova without first obtaining Purchaser’s written consent; (h) appointment of a receiver for the collateral or for any other property in which any Seller has an interest; (i) seizure of any collateral by any person other than Purchaser; (j) the occurrence of any act, omission, event or circumstance which has or could reasonably be expected to have a materially adverse effect on Sellers; (k) payment by Seller on any subordinated debt in violation of the applicable subordination agreement; and (l) Purchaser, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Seller’s obligations or any other required performance under the Agreement, subject to any applicable cure period.

Under the Agreement, Seller shall indemnify Purchaser against and save Purchaser harmless from any and all manner of suits, claims, liabilities, demands and expenses, whether directly or indirectly, resulting from or arising out of the Agreement including the transactions or relationships contemplated (including the enforcement of the Agreement), and any failure by Seller to perform or observe its duties under the Agreement.

As collateral security for the payment and performance of all of the Seller’s obligations under the Agreement and related documents, the Seller granted the Purchaser a security interest in all of the assets of the Seller. The security interest granted under the Agreement is senior to any other outstanding liens on the Seller’s assets.

The term of the Agreement is to continue for two years from the date of the Agreement. The Agreement will automatically extend for successive one-year terms from the later of the Agreement date or the date of any executed modification unless the Seller provides at least 30 days but not more than 60 days prior written notice to purchaser of its intention to terminate. Either party may terminate the Agreement by providing at least 60 days prior written notice to the then-effective termination date.

The Agreement contains representations, warranties and covenants by Sellers, including collateral and negative covenants which are customary for transactions of this type.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this report, and which is incorporated herein by reference.

2

Guaranty and Security Agreement

In connection with the Agreement, the Company, Nova, Platinum Tax Defenders, a Nevada limited liability company and the Company’s wholly-owned subsidiary and Edge View Properties, Inc., a Idaho corporation and the Company’s wholly-owned subsidiary executed a Guaranty and Security Agreement dated September 29, 2023 (the “Guaranty Agreement”) to guaranty the payment and performance obligations of the Seller under the Agreement.

The foregoing description of the Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty Agreement, which is filed as Exhibit 10.2 to this report, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Revolving Purchase and Security Agreement, dated as of September 29, 2023, by and between Cardiff Lexington Corporation, Nova Ortho and Spine, PLLC and DML HC Series, LLC a Texas Limited Liability Company.
10.2	Guaranty and Security Agreement, dated as of September 29, 2023, by Cardiff Lexington Corporation, Nova Ortho and Spine, PLLC, Platinum Tax Defenders and Edge View Properties, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2023	CARDIFF LEXINGTON CORPORATION

/s/ Alex Cunningham
Name: Alex Cunningham
Title: Chief Executive Officer

4